================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - October 11, 2003
                        (Date of Earliest Event Reported)

                        ARMSTRONG WORLD INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-2116

     Pennsylvania                                              23-0366390
------------------------                                    ----------------
(State of Incorporation)                                    (I.R.S. Employer
                                                           Identification No.)


2500 Columbia Avenue, Lancaster, PA                           17603
-----------------------------------                          --------
     (Address of principal                                   Zip Code
       executive offices)


       Registrant's telephone number, including area code: (717) 397-0611


                            ARMSTRONG HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                          Commission File No. 000-50408

     Pennsylvania                                              23-3033414
------------------------                                    ----------------
(State of Incorporation)                                    (I.R.S. Employer
                                                           Identification No.)


2500 Columbia Avenue, Lancaster, PA                           17603
-----------------------------------                          --------
     (Address of principal                                   Zip Code
       executive offices)


       Registrant's telephone number, including area code: (717) 397-0611

================================================================================

ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE.


By an order dated as of October 11, 2003, the U.S. Bankruptcy Court for the District of Delaware in the Chapter 11 case of Armstrong World Industries, Inc. ("AWI"), the operating subsidiary of Armstrong Holdings, Inc. ("Holdings") approved an extension until 5:00 p.m. (Delaware time) on Friday, October 31, 2003 of the deadline for creditors of and claimants against AWI who are entitled to vote on AWI's proposed plan of reorganization to vote thereon. The voting deadline was previously October 17, 2003. Creditors and claimants may vote on AWI's proposed plan of reorganization in the manner described in AWI's Disclosure Statement dated June 2, 2003, which has previously been sent to creditors and claimants and the form of which was filed with the U.S. Securities and Exchange Commission as Exhibit 99.2 to AWI's Current Report on Form 8-K dated May 22, 2003. As creditors of AWI and shareholders of Holdings were previously notified, a hearing on confirmation of AWI's proposed plan of reorganization is scheduled for November 17, 2003 and the deadline for parties in interest to object to the plan was September 22, 2003. No other changes in the scheduled process for consideration of the plan were made.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       ARMSTRONG WORLD INDUSTRIES, INC.

                                       By: /s/ Walter T. Gangl
                                           -----------------------------------
                                           Name: Walter T. Gangl
                                           Title: Assistant Secretary



                                       ARMSTRONG HOLDINGS, INC.

                                       By: /s/ Walter T. Gangl
                                           -----------------------------------
                                           Name: Walter T. Gangl
                                           Title: Deputy General Counsel
                                                  and Assistant Secretary

Dated: October 15, 2003